UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

AGENUS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 781-674-4400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	AGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 29, 2023, the board of directors (the “Board”) of Agenus Inc. (the “Company”) declared a stock dividend (the “Dividend”) consisting of an aggregate of 5,000,000 shares (the “Dividend Stock”) of common stock, par value $0.00001 per share, of MiNK Therapeutics, Inc. (the “MiNK Common Stock”) held by the Company to record holders of the Company’s common stock, par value $0.01 per share (such stock, the “Company Common Stock” and such record holders, the “Record Holders”) as of the close of business on April 17, 2023 (the “Record Date”), which Dividend (unless otherwise determined by the Board) shall be paid no earlier than April 27, 2023 and no later than 30 days following the Record Date (the “Payment Date”) and shall be apportioned on a pro rata basis among the Record Holders in accordance with each Record Holder’s ownership percentage of Company Common Stock set forth in the records of the Company’s transfer agent as of the Record Date.

No fractional shares shall be issued in connection with the Dividend and the stockholders of the Company who otherwise would be entitled to receive fractional shares of the Dividend Stock shall receive cash (without interest or deduction) in lieu of such fractional shares in an amount equal to the product obtained by multiplying (a) the closing price of the MiNK Common Stock on the Nasdaq Capital Market on the Record Date, by (b) the fraction of one share of MiNK Common Stock that such stockholder would have otherwise been entitled to receive as a Dividend in respect of shares of Company Common Stock held by such stockholder (after aggregating all such fractional shares otherwise issuable to such stockholder in connection with the Dividend).

On March 30, 2023, the Company issued a press release relating to the Dividend. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2023	AGENUS INC.

	By:	/s/ Christine M. Klaskin
Christine M. Klaskin
VP, Finance